                  DELAWARE GROUP LIMITED TERM GOVERNMENT FUNDS

                      Delaware Limited-Term Government Fund
                                  (the "Fund")

                      Supplement to the Fund's Prospectuses
                              dated April 30, 2007

On August 15,  2007,  the Board of  Trustees  of  Delaware  Group  Limited  Term
Government  Funds  unanimously  voted to approve  changes to: (1) reposition the
Fund as a limited-term  fixed income fund that does not primarily invest in U.S.
government   fixed   income   securities   that  are  expected  to  take  effect
approximately 60 days after shareholders  receive a complete description of such changes in the early fall of 2007;  and (2) permit the Fund to invest in certain securities to become effective 60 days after the date of this Supplement. Please see the descriptions below for more information.

Changes to become effective  approximately 60 days after shareholders  receive a separate notification:

The Board of Trustees of Delaware Group Limited Term  Government  Funds approved changes in the Fund's investment objective,  investment strategies, and policies to reposition the Fund as a  limited-term  fixed income fund. The new investment strategies and policies  would broaden the types of fixed income  securities the
Fund may invest in, and permit the Fund to invest up to 20% of its net assets in foreign  securities  and up to 20% of its assets in high yield  securities.  The
Fund's  current  investment  objective  seeks to provide a high stable  level of income,  while  attempting  to minimize  fluctuations  in principal  and provide maximum liquidity.  The Fund's new investment  objective will seek maximum total return,  consistent with reasonable risk. In connection with these changes,  the
Fund is expected  to change its name to the  Delaware  Limited-Term  Diversified
Income Fund.

The proposed changes to the Fund's investment objective,  investment strategies, and  policies  described  in the  paragraph  above  will  essentially  create  a different fund that does not primarily  invest in U.S.  government  fixed income securities.  A complete  description of the investment  objective and investment strategies will be communicated to shareholders in the early fall of 2007. These proposed  changes  are  expected  to take  effect  approximately  60 days  after shareholders receive notice of such changes.

Changes to become effective 60 days after the date of this Supplement:

The  Board  of  Trustees  of  Delaware  Group  Limited  Term  Government   Funds
unanimously  voted to approve  changes to the Fund's  investment  strategies and policies to: (1) broaden the Fund`s investment authority to invest in swaps with maturities of up to 10 years; and (2) permit investments  without restriction in loan participations.

The following information about Loan participations is added to the table in the section  entitled "How we manage the Fund - The  securities we typically  invest
in."

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Loan participations: An interest in a       The Fund may invest without
loan or other direct indebtedness, such     restriction in loan participations
as an assignment, that entitles the         that meet the credit standards
acquiring of such interest to payments      established by the portfolio
of interest, principal, and/or other        managers.  The portfolio managers
amounts due under the structure of the      perform their own independent credit
loan or other direct indebtedness. In       analysis on each borrower and on the
addition to being structured as secured     collateral securing each loan.  The
or unsecured loans, such investments        portfolio managers consider the
could be structured as novations or         nature of the industry in which the
assignments or represent trade or other     borrower operates, the nature of the
claims owed by a company to a supplier.     borrower's assets, and the general
                                            quality and creditworthiness of the
                                            borrower.  The Fund may invest in
                                            loan participations in order to
                                            enhance total return, to affect
                                            diversification, or to earn
                                            additional income.  The Fund will
                                            not use loan participations for
                                            reasons inconsistent with its
                                            investment objective.
------------------------------------------ -------------------------------------

The following replaces the portion of the table related to Interest rate risk in the section  entitled  "How we manage the Fund - The risks of  investing  in the
Fund."

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Interest rate risk is the risk that       Interest rate risk is the most
securities will decrease in value if      significant risk for this Fund.  In
interest rates rise.  The risk is         striving to manage this risk, we
greater for bonds with longer             monitor economic conditions and the
maturities than for those with shorter    interest rate environment.  We keep the
maturities.                               average maturity of the portfolio as
                                          short as is prudent, in keeping with
Swaps may be particularly sensitive to    the Fund's objective to provide high
interest rate changes.  Depending on      current income.
the actual movements of interest rates
and how well the portfolio manager        We will not invest in swaps with
anticipates them, a fund could            maturities of more than 10 years.  Each
experience a higher or lower return       business day (as defined below), we
than anticipated.                         will calculate the amount the Fund must
                                          pay for swaps it holds and will
                                          segregate enough cash or other liquid
                                          securities to cover that amount.
----------------------------------------- -----------------------------------------

The following replaces the portion of the table related to Liquidity risk in the section entitled "How we manage the Fund - The risks of investing in the Fund."

----------------------------------------- -----------------------------------------
Liquidity risk is the possibility that    U.S. Treasuries and other U.S.
securities cannot be readily sold         government debt securities are
within seven days at approximately the    typically the most liquid securities
price at which a fund has valued them.    available. Therefore, liquidity risk is
                                          not a significant risk for the Fund.

                                          We limit exposure to illiquid
                                          securities to no more than 15% of the
                                          Fund's net assets.
----------------------------------------- -----------------------------------------

The  following  information  about Loans and other direct  indebtedness  risk is added to the table in the section  entitled  "How we manage the Fund - The risks of investing in the Fund."

----------------------------------------- -----------------------------------------
Loans and other direct indebtedness       These risks may not be completely
risk involves the risk that a fund will   eliminated, but we will attempt to
not receive payment of principal,         reduce these risks through portfolio
interest, and other amounts due in        diversification, credit analysis, and
connection with these investments and     attention to trends in the economy,
will depend primarily on the financial    industries, and financial markets.
condition of the borrower. Loans that     Should we determine that any of these
are fully secured offer a fund more       securities are illiquid, these would be
protection than an unsecured loan in      subject to the Fund's restrictions on
the event of non-payment of scheduled     illiquid securities.
interest or principal, although there
is no assurance that the liquidation of
collateral from a secured loan would
satisfy the corporate borrower's
obligation, or that the collateral can
be liquidated. Some loans or claims may
be in default at the time of purchase.
Certain of the loans and the other
direct indebtedness acquired by a fund
may involve revolving credit facilities
or other standby financing commitments
which obligate a fund to pay additional
cash on a certain date or on demand.
These commitments may require a fund to
increase its investment in a company at
a time when that fund might not
otherwise decide to do so (including at
a time when the company's financial
condition makes it unlikely that such
amounts will be repaid). To the extent
that a fund is committed to advance
additional funds, it will at all times
hold and maintain in a segregated
account cash or other high-grade debt
obligations in an amount sufficient to
meet such commitments.

As a fund may be required to rely upon
another lending institution to collect
and pass onto a fund amounts payable
with respect to the loan and to enforce
a fund's rights under the loan and
other direct indebtedness, an
insolvency, bankruptcy, or
reorganization of the lending
institution may delay or prevent a fund
from receiving such amounts. The highly
leveraged nature of many such loans and
other direct indebtedness may make such
loans and other direct indebtedness
especially vulnerable to adverse
changes in economic or market
conditions. Investments in such loans
and other direct indebtedness may
involve additional risk to a fund.
----------------------------------------- -----------------------------------------

These changes will become effective  approximately 60 days from the date of this
Supplement.

                Please keep this Supplement for future reference.

This Supplement is dated August 24, 2007.